UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23791

First Trust Private Assets Fund
(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Ann Maurer
235 West Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Explanatory Note

The Registrant is filing this amendment to the Form N-CSR for the annual period ended March 31, 2024, originally filed with the Securities and Exchange Commission on June 7, 2024 by the Registrant (811-23791 (Accession Number 0001104659-24-069671)), to (i) restate the consolidated statements of changes in net assets and financial highlights of the Registrant for the year ended March 31, 2024 and for the period January 3, 2023 through March 31, 2023 to reflect (a) a correction to the ending net asset value per share and total return within the consolidated financial highlights for the period January 3, 2023 through March 31, 2023, and (b) the addition of the change in capital share transactions for the period January 3, 2023 through March 31, 2023 and the year ended March 31, 2024, all as described in Note 2; (ii) amend and restate the response to Item 11 of Form N-CSR; and (iii) amend the execution and certification dates of the amended Form N-CSR.

The Registrant is refiling the entire report on Form N-CSR for the annual period ended March 31, 2024 by means of this amended Form N-CSR. However, except for the information affected by the restatement as described in Note 2, Item 11, and the updated certifications, the information contained herein has not been updated for events or transactions occurring subsequent to the date of the original filing, and such information is current only as of the original filing date.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

FIRST TRUST PRIVATE ASSETS FUND

Annual Report

March 31, 2024

First Trust Capital Management L.P. | 225 W. Wacker Dr. | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

First Trust Private Assets Fund
This report and the consolidated financial statements contained herein are provided for the general information of the shareholders of the First Trust Private Assets Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST PRIVATE ASSETS FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
Executive-Level Overview
We like to preface our Annual Shareholder Letter with an Executive-Level Overview to reinforce our investment process and current mindset in present market conditions.
The prior year was marked by aggressive responses to rapid inflation through monetary policy, increasing geopolitical tension, and developed economies displaying resilience despite recessionary fears. However, while headline inflation has shown signs of easing and the economy has outperformed consensus expectations, persistent high core inflation along with seismic shifts in the economy and geopolitics pose a multifaceted challenge for asset allocators going forward. These shifts indicate a transition to a new investment landscape, prompting a reassessment of risk asset behaviors. Our primary focus remains guiding investors through this evolving environment. Amidst amplified volatility in both equity and debt markets, short-term disruptions complicate portfolio management and how to best respond to economic data. Our unwavering approach prioritizes building robust, uncorrelated portfolios that we believe are capable of delivering positive absolute performance across diverse market cycles. This strategy has proven to be prudent, offering investors protection from adverse outcomes despite the increased market turbulence across our range of strategies.
While global interest rates moving higher over the year certainly impacted many long duration asset classes (chiefly public equities), one trend on which we have been acutely focused is the capital flight observed internationally across public and private markets. As the higher-for-longer interest rate environment continues and more companies and assets run into financing issues (either through debt maturities, free-cash-flow problems, or a combination of both), we expect these capital vacuums to present both challenges and opportunities for investors as we move through 2024. Our team remains excited about the prevailing market environment and opportunity set that we expect to unfold over the coming quarters. However, we remain acutely aware of the numerous macro- and micro-level factors that have the potential to drive global risk markets in the months to come.
As is customary in our Annual Shareholder Letter, we will review what we believe to be the important drivers of performance and opportunity in the Fund for the past fiscal year period.
First Trust Private Assets Fund
For the fiscal year ended March 31, 2024, the Fund posted a positive return of 4.31%, compared to the Bloomberg U.S. Aggregate Bond Index and the S&P 500 Index which returned +1.70% and +29.88%, respectively, over that same period. The Fund’s performance is not predicated on public markets, and it is expected that future returns will not directly reflect or track performance across broader public markets. A lack of deal volume and a challenging valuation environment has challenged the Fund’s investments in early- and mid-stage growth companies, particularly in the technology sector. Several of our managers were proactive in marking down portfolio company investments in response to the current capital raising environment and headwinds in the economy. Overall, we are pleased with the fundamental progress observed across the underlying managers of the Fund and remain confident in their ability to continue deploying capital into high-quality companies that we believe should be positioned well to perform across market cycles.

The First Trust Private Assets Fund offers exposure to venture and growth equity investments via seasoned primaries, discounted secondaries, and co-investments. During the year ended March 31, 2024, the private equity asset class witnessed increased deal activity compared to early 2023 and 2022, with improvements in mid- to late-stage valuations for strong portfolio companies. Overall, activity remained subdued relative to the previous years, hindered by elevated inflation, higher base rates, and broader macroeconomic uncertainty. These headwinds have contributed to the asset class’s lagging returns relative to the public equity markets.
Nevertheless, the Fund continued to identify pockets of opportunities within the growth equity secondaries market. Specifically, several stalled Initial Public Offerings (IPOs) experienced price dislocations on which the Fund invested. Many of these businesses displayed strong fundamental progress, with some not only turning profitable, but outright free cash flow positive. The Fund strategically took modest positions in a handful of these deals throughout the year, prioritizing deals that offered deep discounts to NAV or prices in the secondary market. The disconnect between prices and fundamentals was largely attributed to the delayed expectations of these companies going public in 2021, with some investors facing liquidity challenges. In March, Reddit (NYSE: RDDT) — one of the most anticipated technology IPOs and an investment held by the Fund — successfully completed its initial public offering. The successful post-IPO trading of RDDT may signal the reopening of capital markets and, more specifically, more IPO’s than we saw in this fiscal year.
During the year, the Fund’s primary commitments experienced a higher-than-anticipated level of cash to deploy, resulting in a more pronounced J-curve. We remain optimistic regarding our exposures across venture capital and growth equity.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Chief Executive Officer, Co-Chief Investment Officer	Co-Chief Investment Officer
mpeck@firsttrustcapital.com	bmurphy@firsttrustcapital.com

First Trust Private Assets Fund
FUND PERFORMANCE
March 31, 2024 (Unaudited)

Performance of a $50,000 Investment
75000
70000
65000
60000
55000
50000
45000
40000
1/3/2023
3/31/2023
6/30/2023
9/30/2023
12/31/2023
3/31/2024
First Trust Private Assets
S&P 500

This graph compares a hypothetical $50,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Total Return Index. Results include the reinvestment of all dividends and capital gains.
The S&P 500 Total Return Index is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.
Average Annual Total Returns as of March 31, 2024	1 Year	Since Inception
First Trust Private Assets Fund (Inception Date January 3, 2023)	4.31%	4.00%
The S&P 500 Total Return Index	29.88%	40.17%
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights Section of this report. Performance results include the effect of expense reduction arrangements for some, or all the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Shareholders
First Trust Private Assets Fund
Opinion on the financial statements
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Private Assets Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for the year then ended and for the period from January 3, 2023 (commencement of operations) through March 31, 2023, the consolidated financial highlights for the year then ended and for the period from January 3, 2023 (commencement of operations) through March 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in net assets for the year then ended and for the period from January 3, 2023 (commencement of operations) through March 31, 2023, and the financial highlights for the year then ended and for the period from January 3, 2023 (commencement of operations) through March 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Restatement of Financial Statements
As discussed in Note 2 to the consolidated financial statements, the consolidated statements of changes in net assets and financial highlights for the year ended March 31, 2024 and for the period January 3, 2023 through March 31, 2023, have been restated to correct misstatements.
Basis for opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodians, underlying fund managers and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ GRANT THORNTON LLP
We have served as the auditor of one or more of First Trust Capital Management L.P.’s investment companies since 2016.
Dallas, Texas
June 4, 2024 (except for Note 2, as to which the date is December 17, 2024)

First Trust Private Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2024

Number of Shares		Cost	Fair Value
	Closed-End Funds – 7.24%
40,067	Pomona Investment Fund*	$600,000	$637,575
9,340	StepStone Private Markets – Class I	450,000	490,260
	Total Closed-End Funds – 7.24% (cost $1,050,000)	1,050,000	1,127,835
	Common Stocks – 9.40%
	Enterprise Software – 2.60%
3,570	Workrise Technologies, Inc.*	519,792	404,588
	Financial – 2.70%
20,000	Chime Financial, Inc.*,b	464,900	420,000
	Food – Retail – 1.34%
5,615	Misfits Markets, Inc.*	319,637	208,822
	Gaming & Entertainment – 2.76%
1,000	Epic Games, Inc.*	494,000	430,000
	Total Common Stocks – 9.40% (cost $1,798,329)	1,798,329	1,463,410
	Preferred Securities – 1.16%
	Consumer Staples – 1.16%
4,243	Misfits Markets, Inc. – Preferred*,b	180,440	180,412
	Total Preferred Securities – 1.16% (cost $180,440)	180,440	180,412
	Private Investment Funds – 61.43%
N/Ac	137 Holdings AI II, LLC*	639,423	638,805
N/Ac	137 Holdings SXVII, LLC*	20,530	25,365
N/Ac	137 Holdings SXX, LLC*	380,000	447,570
N/Ac	137 Opportunity Fund, LP*	283,841	280,100
N/Ac	137 Ventures VI, LP*	323,765	327,386
N/Ac	Arlington Capital Partners VI, L.P.*	452,903	507,270
N/Ac	Fund C-1, A Series of Riot Ventures Opportunity Fund, L.P.*	36,879	37,607
N/Ac	Hedosophia Partners III L.P.*	611,240	654,945
N/Ac	Hedosophia Partners V L.P.*	216,285	194,677
N/Ac	Hedosophia Partners V Parallel L.P.*	90,522	95,152
N/Ac	HS Investments EU21*	35,898	40,005
N/Ac	HS Investments EU23 L.P.*	322,513	593,133
N/Ac	HS Investments IV M L.P.*	358,678	398,015
N/Ac	HS Investments V F L.P.*	597,413	922,735
N/Ac	Point 72 Hyperscale, L.P.*,a	100,518	116,575
N/Ac	Quiet ML L.P.*	28,560	28,049
N/Ac	Quiet SPV R9, L.P.*	639,896	985,371
N/Ac	Quiet T1, L.P.*	206,684	204,635
N/Ac	Quiet Venture II, L.P.*	319,435	308,439
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Number of Shares		Cost	Fair Value
	Private Investment Funds (Continued)
N/Ac	Quiet Venture III, L.P.*	$255,000	$250,513
N/Ac	RA Capital Nexus Fund II, LP*	212,382	244,433
N/Ac	RA Capital Nexus Fund III, LP*	104,015	145,089
N/Ac	RA Capital Nexus Fund, LP*	1,085,826	951,324
N/Ac	Savory Fund III Blocked LP*	200,000	254,734
N/Ac	Seer Capital Partners Fund LP*	142,560	144,102
N/Ac	TPG Tech Adjacencies II Interface*,a	452,142	527,172
N/Ac	TPG Tech Adjacencies II Interface II*	209,492	245,162
	Total Private Investment Funds – 61.43% (cost $8,326,400)	8,326,400	9,568,363
	Total Investment – 79.23% (cost $11,355,169)	11,355,169	12,340,020
	Other assets less liabilities – 20.77%		3,234,559
	Net Assets – 100.00%		$15,574,579

* Non-income producing security.
a Held in FT Investments Sub I LLC, which is a wholly owned subsidiary of the fund.
b Perpetual security. Maturity date is not applicable
c Investment does not issue shares.
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Securities With Restrictions On Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
137 Holdings AI II, LLCb	Not permitted	N/A	$639,423	$638,805	2/21/2024
137 Holdings SXVII, LLCb	Not permitted	N/A	20,530	25,365	4/1/2022
137 Holdings SXX, LLCb	Not permitted	N/A	380,000	447,570	7/31/2023
137 Opportunity Fund, LPb	Not permitted	N/A	283,841	280,100	4/1/2022
137 Ventures VI, LPb	Not permitted	N/A	323,765	327,386	11/28/2023
Arlington Capital Partners VI, L.P.b	Not permitted	N/A	452,903	507,270	12/21/2023
Fund C-1, A Series of Riot Ventures Opportunity Fund, L.P.b	Not permitted	N/A	36,879	37,607	4/1/2022
Hedosophia Partners III L.P.b	Not permitted	N/A	611,240	654,945	4/1/2022
Hedosophia Partners V L.P.b	Not permitted	N/A	216,285	194,677	4/1/2022
Hedosophia Partners V Parallel L.P.b	Not permitted	N/A	90,522	95,152	4/1/2022
HS Investments EU21b	Not permitted	N/A	35,898	40,005	4/1/2022
HS Investments EU23 L.P.b	Not permitted	N/A	322,513	593,133	8/23/2023
HS Investments IV M L.P.b	Not permitted	N/A	358,678	398,015	3/25/2022
HS Investments V F L.P.b	Not permitted	N/A	597,413	922,735	7/28/2023
Point 72 Hyperscale, L.P.b	Not permitted	N/A	100,518	116,575	4/1/2022
Pomona Investment Funda	Quarterly	75 Days	600,000	637,575	10/1/2023
Quiet ML L.P.b	Not permitted	N/A	28,560	28,049	4/1/2022
Quiet SPV R9, L.P.b	Not permitted	N/A	639,896	985,371	9/22/2023
Quiet T1, L.P.b	Not permitted	N/A	206,684	204,635	1/29/2024
Quiet Venture II, L.P.b	Not permitted	N/A	319,435	308,439	4/1/2022
Quiet Venture III, L.P.b	Not permitted	N/A	255,000	250,513	9/8/2023
RA Capital Nexus Fund II, LPb	Not permitted	N/A	212,382	244,433	4/1/2022
RA Capital Nexus Fund III, LPb	Not permitted	N/A	104,015	145,089	4/1/2022
RA Capital Nexus Fund, LPb	Not permitted	N/A	1,085,826	951,324	4/1/2022
Savory Fund III Blocked LPb	Not permitted	N/A	200,000	254,734	3/11/2024
Seer Capital Partners Fund LPb	Not permitted	N/A	142,560	144,102	4/1/2022
StepStone Private Markets – Class Ia	Quarterly	75 Days	450,000	490,260	7/25/2023
TPG Tech Adjacencies II Interfaceb	Not permitted	N/A	452,142	527,172	12/28/2023
TPG Tech Adjacencies II Interface IIb	Not permitted	N/A	209,492	245,162	12/28/2023
Totals			$9,376,400	$10,696,198

a The Closed-End Fund can institute a limit on redemptions at the fund level of 5% of the fair value of the investment in the Closed-End Fund.
b Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Assets Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2024

Assets
Investments at fair value (cost $11,355,169)	$12,340,020
Cash	3,078,869
Prepaid assets	18,592
Due from Investment Adviser	501,770
Prepaid expenses	1,101
Total Assets	15,940,352
Liabilities
Payables:
Due to custodian	22,112
Due to Investment Adviser	85,606
Legal Fees	116,646
Audit Fees	95,717
Shareholder service fees	27,058
Accounting and administration fees payable	15,578
Chief Compliance Officer fees payable	1,850
Custody fees payable	1,206
Total Liabilities	365,773
Net Assets	$15,574,579
Net Assets consists of:
Paid-in capital	$14,592,534
Total distributable earnings	982,045
Net Assets	$15,574,579
Number of Shares Outstanding	1,496,867
Net Asset Value per Share	$10.40
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Assets Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2024

Investment Income
Interest	$150,576
Total Investment Income	150,576
Expenses
Legal fees	158,334
Audit fees	98,664
Investment Management fee	79,187
Trustees’ fees	60,000
Registration fees	64,391
Shareholder service fee	24,918
Chief Compliance Officer fees	22,900
Miscellaneous	22,711
Accounting and administration fees	6,190
Insurance fees	4,800
Custody fees	3,174
Total expenses	545,269
Investment management fees waived	(79,187)
Other expenses absorbed	(314,431)
Net Expenses	151,651
Net Investment Loss	(1,075)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investments	8,521
Net change in unrealized appreciation on investments	985,589
Net Realized and Unrealized Gain on Investments	994,110
Net Increase in Net Assets from Operations	$993,035
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Assets Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2024 (As restated)	For the Period January 3, 2023* Through March 31, 2023 (As restated)
Operations
Net investment income (loss)	$(1,075)	$(9,989)
Net realized gain (loss) on investments	8,521	(263)
Net change in unrealized appreciation/depreciation on investments	985,589	(738)
Net change in net assets from operations	993,035	(10,990)
Capital Share Transactions
Sale of fund shares	11,055,999	3,436,535
Net change in net assets from capital transactions	11,055,999	3,436,535
Total Increase	12,049,034	3,425,545
Net Assets
Beginning of period	3,525,545	100,000
End of period	$15,574,579	$3,525,545
Capital Share Transactions1
Shares sold	1,143,213	353,654
Net change in capital share transactions	1,143,213	353,654

* Commencement of operations.
1 See Note 2 — Restatement.
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Assets Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations	$993,035
Adjustments to reconcile Net Increase in Net Assets from Operations to net cash used in operating activities:
Net realized gain (loss) from investments	(8,521)
Net change in unrealized appreciation on investments	(985,589)
Purchases of Investment Funds	(8,181,571)
Proceeds from Investment Funds sold	223,346
Changes in operating assets and liabilities:
Increase in due from Investment Adviser	(400,037)
Increase in prepaid assets	(15,092)
Increase in prepaid expenses	(1,101)
Increase in due to Investment Adviser	85,606
Increase in professional fees payable	67,363
Decrease in due to custodian	(149,447)
Increase in accounting and administration fees payable	690
Increase in custody fees payable	443
Increase in service fees	24,918
Decrease in Chief Compliance Officer fees payable	(2,300)
Decrease in insurance fees payable	(1,200)
Net Cash Used in Operating Activities	(8,349,457)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of fund shares	11,055,999
Net Cash Provided by Financing Activities	11,055,999
Net change in cash	2,706,542
Cash at beginning of period	372,327
Cash at end of period	$3,078,869
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Assets Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31, 2024 (As restated)	For the Period January 3, 2023* Through March 31, 2023 (As restated)
Net Asset Value, Beginning of Period	$9.978	$10.00
Income from investment operations:
Net investment income (loss)1	0.002	(0.03)
Net realized and unrealized gain (loss) on investments	0.43	0.008
Total from investment operations:	0.43	(0.03)8
Net Asset Value, End of Period	$10.40	$9.978
Total Return3	4.31%	(0.30)%5,8
Net Assets, end of period (in thousands)	$15,575	$3,526
Net investment income (loss) to average net assets7	(0.01)%	(1.18)%6
Ratio of gross expenses to average net assets4,7	7.10%	14.49%6
Ratio of expense waiver to average net assets7	(5.13)%	(12.73)%6
Ratio of net expenses to average net assets7	1.98%	1.76%6
Portfolio Turnover	3.49%	0.22%5

* Commencement of operations.
1 Based on average shares outstanding for the period.
2 Amount represents less than $0.01 per share.
3 Total Return based on net assets is the combination of changes in net assets and reinvested dividend income in net assets, if any. Total Return does not reflect the impact of any applicable sales charges.
4 Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Investment Adviser.
5 Not annualized.
6 Annualized.
7 The ratios do not include income/expenses of underlying investment funds.
8 See Note 2 — Restatement.
See accompanying Notes to Consolidated Financial Statements.

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2024

Note 1 — Organization
First Trust Private Assets Fund (the “Fund”), is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware trust on February 14, 2022. Simultaneous with the commencement of the Fund’s operations on January 3, 2023 (“Commencement of Operations”), a private fund managed by First Trust Capital Management L.P. (the “Investment Adviser”), FT Investments I LLC (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund was a private fund that maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. The Investment Adviser is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers shares of beneficial interest of the Fund (the “Shares”), which will generally be offered as of the first business day of each calendar quarter.
The Fund’s investment objective is to generate capital appreciation over the medium- and long-term through investments in private assets globally. The Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in private assets. For purposes of this policy, private assets include direct investments in the equity or debt of a company; investments in general or limited partnerships, funds, corporations, trusts, closed-end private funds (including, without limitation, funds-of-funds) or other investment vehicles that are managed by independent investment advisers; secondary investments and co-investment vehicles (collectively, “Investment Funds”). The Fund’s investments will include direct investments in equity or debt alongside private equity funds and firms. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”
(a) Consolidation of Subsidiary
The Fund may invest up to 25% of its total assets in its subsidiary, FT Investments Sub I LLC, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the FT Investments Sub I LLC. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The FT Investments Sub I LLC is advised by the Investment Adviser and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and Statement of Additional Information. As of March 31, 2024, net assets of FT Investments Sub I LLC were $643,747, representing 4.1% of the Fund’s consolidated net assets.
FT Investments Sub I LLC is an exempted company incorporated in the Cayman Islands with limited liability. It has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. The subsidiary has submitted a request to the Internal Revenue Service to treat the subsidiary as a disregarded entity effective as of its date of formation, in which case its assets and income will be treated as earned by the Fund directly. If the IRS denies the request, the subsidiary may be treated as a Controlled Foreign Corporation (“CFC”) which is generally not subject to U.S. income tax, unless it were to earn income that is effectively connected with a United States trade or business. However, as a wholly-owned CFC, the subsidiary’s net income and capital gains, to the extent of its

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

earnings and profits, would be included each year in the Fund’s investment company taxable income. Additionally, an election to treat the subsidiary as a disregarded entity that is effective later than the date of its formation would result in a deemed liquidation of a CFC that may have adverse tax consequences.
Note 2 — Restatement
Subsequent to the issuance of the consolidated financial statements for the year ended March 31, 2024, management identified an error in the outstanding number of shares used in the consolidated financial statements for the period January 3, 2023 through March 31, 2023, resulting in the ending net asset value per share and total return being overstated within the Fund’s consolidated financial highlights for the period January 3, 2023 through March 31, 2023. In addition, the consolidated statements of changes in net assets for the fiscal year ending March 31, 2024 and the period from January 3, 2023 through March 31, 2023 were incomplete, as the change in capital share transactions was not presented for the year ending March 31, 2024 and the period January 3, 2023 through March 31, 2023. As a result, the accompanying consolidated statements of changes in net assets and financial highlights for the year ended March 31, 2024 and the period from January 3, 2023 through March 31, 2023 have been restated from amounts previously reported to correct the errors. The following tables present the effect of the restatement on the Consolidated Financial Highlights:
	For the Year Ended March 31, 2024
	As Previously Reported	Adjustment	As Restated
Net Asset Value, Beginning of Period	$10.35	$(0.38)	$9.97
	For the Period January 3, 2023 Through March 31, 2023
	As Previously Reported	Adjustment	As Restated
Net realized and unrealized gain (loss) on investments	$0.38	$(0.38)	$—
Total from investment operations:	$0.35	$(0.38)	$(0.03)
Net Asset Value, End of Period	$10.35	$(0.38)	$9.97
Total Return	3.50%	(3.80)%	(0.30)%
The following table presents the information that was omitted from the Consolidated Statements of Changes in Net Assets:
	For the Year Ended March 31, 2024	For the Period January 3, 2023* Through March 31, 2023
Capital Share Transactions
Shares sold	1,143,213	353,654
Net change in capital share transactions	1,143,213	353,654
Note 3 — Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

(a) Basis of Consolidation
The consolidated financial statements include the financial position and the results of operations of the Fund and its wholly owned subsidiary, FT Investment Sub I, LLC, a Delaware limited liability company. The subsidiary has the same investment objective as the Fund. As of March 31, 2024, one investment fund was held by the wholly owned subsidiary.
(b) Valuation of Investments
UMB Fund Services, Inc., the Fund’s administrator, calculates the Fund’s net asset value (“NAV”) as of the close of business on the last business day of each quarter and at such other times as the Board of Trustees (the “Board” and the members thereof, “Trustees”) may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Adviser as the valuation designee (in such capacity, the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Adviser carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
As a general matter, the fair value of the Fund’s interest in a private Investment Fund will represent the amount that the Fund could reasonably expect to receive from the private Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that Valuation Designee believes to be reliable. The Valuation Designee will determine the fair value of such private Investment Fund based on the most recent final or estimated value reported by the private Investment Fund, as well as any other relevant information available at the time the Valuation Designee values the portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private Investment Fund.
The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the underlying manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.
Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.
Debt securities will generally be valued using a third-party pricing system, agent, or dealer selected by the Valuation Designee, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Designee to represent fair value.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Valuation Designee (in reliance on the Investment Funds and/or their administrators) regarding appropriate valuations should prove incorrect. In no event does the Distributor have any responsibility for any valuations of the Fund’s investments (including the accuracy, reliability or completeness thereof) or for the valuation processes utilized for the Fund, and the Distributor disclaims any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations. The Distributor has no duty to calculate the NAV of Fund Shares or to inquire into, or liability for, the accuracy of the NAV per share (including a Class thereof) as calculated by or for the Fund.
(c) Investment Transactions
Interest income is recorded on an accrual basis. Investment transactions are accounted for on a trade date basis. The Fund determines the gain or loss realized from the investment transactions by comparing the net sale proceeds with the weighted average cost of the investment.
(d) Fund Expenses
The Fund pays all of its expenses or reimburses the Investment Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; all fees and expenses reasonably incurred in connection with the operation of the Fund, such as investment management fee, legal fees, audit fees, accounting, administration, and tax preparation fees, custodial fees, costs of insurance, registration expenses, trustees’ fees, and expenses of meetings of the Board.

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders (“Shareholders”). Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund. For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date.
The Fund and its subsidiary have adopted a tax year end of September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2024, the Fund has not filed any tax returns but is subject to examination by the major tax jurisdictions under the statute of limitations.
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.
The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(f) Distributions to Shareholders
Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes. For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date.
Note 4 — Investment Advisory and Other Agreements and Activity with Affiliates
The Fund has entered into an investment management agreement (the “Agreement”) with the Investment Adviser, and in consideration of the advisory and other services provided by the Investment Adviser to the Fund, the Investment Adviser is entitled to a fee from the Fund consisting of two components — a base management fee (the “Investment Management Fee”) and an incentive fee (the “Incentive Fee”). Pursuant to the Investment Management Agreement, the Fund pays the Investment Adviser a quarterly Investment Management Fee equal to 0.75% on an annualized basis of the Fund’s NAV as of each quarter-end, subject to certain adjustments.

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s net profits for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%). The Incentive Fee is equal to 3.75% per quarter (or an annualized rate of 15.00%) of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (defined below). For the purposes of the Incentive Fee, the term “net profits” means the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee).
The Investment Adviser has also entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), in the amount necessary to ensure that total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, Incentive Fees, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, (such as litigation expenses) do not exceed 1.50% of the average daily net assets of the Fund (the “Expense Limit”). The current term of the Expense Limitation and Reimbursement Agreement continues until January 3, 2025. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms unless terminated by the Fund or the Investment Adviser upon 30 days’ advanced written notice. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 1.50% for the Fund.
For the year ended March 31, 2024, the Investment Adviser has waived fees and reimbursed expenses in the amount of $314,431. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses absorbed by the Investment Adviser, the Investment Adviser may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At March 31, 2024, the amount of these potentially recoverable expenses was $422,584. The Investment Adviser may recapture all or a portion of this amount no later than March 31st of the year stated below:
2026	$108,153
2027	314,431
Total	$422,584
The Fund is relying on an exemptive order from the SEC and has adopted a shareholder service plan with respect to its Shares in compliance with Rule 12b- 1 under the Investment Company Act. The shareholder services plan allows the Fund to pay shareholder servicing fees for the servicing of its Shares. Under the shareholder service plan, the Fund will be permitted to pay a shareholder servicing fee up to 0.25% on an annualized basis of the net assets (collectively, the “Shareholder Servicing Fee”) to the Fund’s distributor and/or other qualified recipients. The Fund or the distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who provides certain shareholder services, pursuant to a written agreement. The Shareholder Servicing Fee is paid out of the Fund’s assets attributable to the Shares and decreases the net profits or increases the net losses of such Shares.

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

First Trust Portfolios L.P., an affiliate of the Investment Adviser, currently serves as the Fund’s distributor (the “Distributor”). UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.
A Trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the year ended March 31, 2024, the Fund’s allocated fees incurred for Trustees are reported on the Consolidated Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s fees incurred for CCO services for the year ended March 31, 2024, are reported on the Consolidated Statement of Operations.
Ernst & Young LLP provides tax services to the Fund. The Fund’s allocated fees incurred for tax services for the year ended March 31, 2024 are reported on the Consolidated Statement of Operations.
Note 5 — Federal Income Taxes
The Fund has elected to be treated and intends to qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out all of its income and gains each year.
At March 31, 2024, gross unrealized appreciation and depreciation of investments and short securities owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$10,979,746
Fair Market Value of Investments	$12,340,020
Gross unrealized appreciation	$2,075,730
Gross unrealized depreciation	(715,456)
Net unrealized appreciation on investments	$1,360,274
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended September 30, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$—	$—

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

As of September 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(27,197)
Net unrealized depreciation on investments	(245,827)
Total accumulated loss	$(273,024)
Note 6 — Investment Transactions
For the year ended March 31, 2024, purchases and sales of investments, excluding short-term investments, were $8,181,571 and $216,045, respectively.
Note 7 — Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
Note 8 — Commitments
The following table summarizes the unfunded commitments of the Investment Funds as of March 31, 2024.
Investment Funds	Unfunded Commitment
137 Opportunity Fund, LP	$20,790
137 Ventures VI, LP	526,235
Arlington Capital Partners VI, L.P.	551,132
Hedosophia Partners III L.P.	3,061
Hedosophia Partners V Parallel L.P.	116
Hedosophia Partners VI L.P.	1,000,000
HS Investments Raisin (EU23)	274,359
Point72 Hyperscale, L.P.	52,446
Quiet SPV R9, L.P.	10,104
Quiet Venture II, L.P.	26,271
Quiet Venture III, L.P.	595,000
RA Capital Nexus Fund II, LP	25,109
RA Capital Nexus Fund III, LP	109,440
RA Capital Nexus Fund LP	159,120
Savory Fund III Blocked LP	800,000
$4,153,183

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

Note 9 — Repurchase of Shares
Beginning on or about January 1, 2024 (or such other or later date as the Board may determine), and at the sole discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each, a “Valuation Date”). Each repurchase offer ordinarily will be limited to the repurchase of approximately 5% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro-rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Investment Adviser as well as a variety of other operational, business and economic factors.
The results of the repurchase offers conducted during the year ended March 31, 2024, are as follows:
Repurchase Offer
Commencement Date	February 27, 2024
Repurchase Request Date	March 27, 2024
Repurchase Pricing Date	March 27, 2024
Net Asset Value as of Repurchase Pricing Date	$9.56
Amount Repurchased	$0
Percentage of Outstanding Shares Repurchased	0%
Note 10 — Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring Fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.
Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
In accordance with Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments valued at the net asset value as practical expedient are no longer included in the fair value hierarchy. As such, investments in Investment Funds with a fair value of $10,072,965 are excluded from the fair value hierarchy as of March 31, 2024.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2024:
Investments	Level 1	Level 2*	Level 3	Total
Closed-End Funds	$490,260	$—	$—	$490,260
Common Stocks
Enterprise Software	—	—	404,588	404,588
Financial	—	—	420,000	420,000
Food – Retail	—	—	208,822	208,822
Gaming & Entertainment	—	—	430,000	430,000
Preferred Securities
Consumer Staples	—	—	180,412	180,412
	$490,260	$—	$1,643,822	$2,134,082
Closed-End Funds				615,302
Private Investment Funds				9,568,363
Total Investments				$12,340,020

* The Fund did not hold any level 2 securities at period end.

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
	Common Stocks	Preferred Securities
Balance as of March 31, 2023	$—	$—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Total gains or losses for the period
Included in earnings (or changes in net assets	—	—
Included in other comprehensive income	—	—
Net purchases	1,798,329	180,440
Net sales	—	—
Balance as of March 31, 2024	$1,463,410	$180,412
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	(334,919)	(28)
The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2024:
Investments	Fair Value	Valuation Technique(s)	Unobservable Input	Range of Input
Common Stocks	$1,463,410	Recent Transaction Price	Recent Transaction Price	N/A
Preferred Securities	$180,412	Recent Transaction Price	Recent Transaction Price	N/A
Note 11 — Risk Factors
An investment in the Fund involves various risks. The Fund invests in and actively trades securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the Investment Funds.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund's performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
Note 12 — Recently Issued Accounting Pronouncements and Regulatory Updates
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications

First Trust Private Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) — Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03). The accounting standard update clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions and measured at fair value in accordance with Topic 820. The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management is currently evaluating the impact that adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.
Note 13 — Events Subsequent to the Period End
In preparing these financial statements, management has evaluated subsequent events through the original date of issuance of these financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

First Trust Private Assets Fund
FUND INFORMATION
March 31, 2024 (Unaudited)

Board Consideration of the Continuation of the Investment Management Agreement
At a meeting of the Board of Trustees (the “Board” and the members thereof, “Trustees”) held on March 6 – 7, 2024 (the “Meeting”), the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the investment management agreement between First Trust Capital Management L.P. (the “Investment Manager”) and the First Trust Private Assets Fund (the “Fund”) (the “Investment Management Agreement”).
In advance of the Meeting, the Board requested and received materials from the Investment Manager to assist them in considering the approval of the Investment Management Agreement. Among other things, the Board reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether to approve the Investment Management Agreement. Nor are the items described herein all encompassing of the matters considered by the Board. Pursuant to relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Meeting was held by videoconference.
The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.
NATURE, EXTENT AND QUALITY OF SERVICES
The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager to the Fund, including, among other things, providing office facilities, equipment, and personnel. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of the Investment Manager who provide the investment advisory and administrative services to the Fund. The Board determined that the Investment Manager’s portfolio managers and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including those used by the Investment Manager to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.
PERFORMANCE
The Board considered the investment performance of the Investment Manager with respect to the Fund, noting that the Investment Manager also acted as investment adviser to certain funds with a similar investment objective and strategy. The Board considered the performance of the Fund for the period from the Fund’s inception on March 23, 2022 through September 30, 2023 and various other periods. The Board further considered performance information of the Fund compared to other comparable peer funds and indices. The Board considered the overall performance of the Fund and concluded that the performance of the Fund was satisfactory.
FEES AND EXPENSES
The Board reviewed the advisory fee rate, incentive fee and total expense ratio of the Fund. The Board compared the advisory fee and total expense ratio for the Fund with various comparative data,

First Trust Private Assets Fund
FUND INFORMATION — Continued
March 31, 2024 (Unaudited)

including third-party reports on the expenses of other comparable funds. The Board noted that the Fund’s advisory fees and expenses were comparable to the fees and expenses payable by other comparable peer funds. In addition, the Board noted that the Investment Manager has contractually agreed to limit total annual operating expenses and that such agreement would automatically renew for consecutive one-year terms unless the agreement was terminated. The Board concluded that the advisory fees paid by the Fund and total expense ratio were reasonable and satisfactory in light of the services provided.
BREAKPOINTS AND ECONOMIES OF SCALE
The Board reviewed the structure of the advisory fees under the Investment Management Agreement which did not include breakpoints. The Board considered the Fund’s advisory fees and concluded that such fees were reasonable and satisfactory in light of the services provided. The Board also noted that the Investment Manager did not anticipate economies of scale as the Fund grows.
PROFITABILITY OF INVESTMENT MANAGER
The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager from its relationship to the Fund. The Board also reviewed the Investment Manager’s financial condition, which the Board noted appeared stable. The Board determined that the advisory fees and the compensation to the Investment Manager were reasonable and the financial condition of each was adequate.
ANCILLARY BENEFITS AND OTHER FACTORS
The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund including, without limitation, reputational benefits and the ability to market other investment products offered by the Investment Manager. The Board noted that (i) the Fund’s distributor is an affiliate of the Investment Manager and receives certain compensation in its role as distributor and for other services related to the Fund, which are paid by the Investment Manager; and (ii) an affiliate of the Investment Manager receives management fees for assets held in the Fund by such affiliate’s wealth management clients for services and resources provided by the affiliate to its clients. The Board noted that the Investment Manager did not have affiliations with the Fund’s transfer agent, administrator or custodian, and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.
GENERAL CONCLUSION
Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuance of the Investment Management Agreement.

First Trust Private Assets Fund
FUND INFORMATION — Continued
March 31, 2024 (Unaudited)

The Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available without charge, upon request, by calling the Fund at (877) 779-1999.
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	17	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	17	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	17	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).

First Trust Private Assets Fund
FUND INFORMATION — Continued
March 31, 2024 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	17	Trustee, Investment Managers Series Trust II (33 portfolios) (registered investment company).
Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present) President and Co-CIO, Vivaldi Capital Management LP (2012 – March 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – March 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A

First Trust Private Assets Fund
FUND INFORMATION — Continued
March 31, 2024 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Senior Vice President, Client Services (2017 – Present).	N/A	N/A

* The fund complex consists of the Fund, AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Hedged Strategies Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund and Variant Impact Fund.
** Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with the Fund’s Administrator.

First Trust Private Assets Fund
FUND INFORMATION — Continued
March 31, 2024 (Unaudited)

	TICKER	CUSIP
First Trust Private Assets	FTPAX	33741D106
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877) 779-1999.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
First Trust Private Assets Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)	The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $38,100 for 2023 and $40,000 for 2024.

Audit-Related Fees

(b)	The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2024.

Tax Fees

(c)	The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the review and preparation of tax returns are $0 for 2023 and $24,168 for 2024.

All Other Fees

(d)	The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2024.

(e)	(1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period April 1, 2023 through March 31, 2024 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2024.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.

2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund (collectively, the “Funds of Funds”) are “fund of funds” that invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Funds of Funds will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Funds of Funds do receive such notices or proxies and the Funds of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Funds of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

The Funds of Funds are required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Funds of Funds Form N-PX filings will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a FTCM portfolio manager only (including Infinity Core Alternative Fund).

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) The following table provides biographical information about the members of First Trust Capital Management L.P. (the “Investment Manager”), who are primarily responsible for the day-to-day portfolio management of First Trust Private Assets Fund as of March 31, 2024:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 - Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012 – March 2024)	Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception	Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014 - Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – March 2024)	Portfolio Management

(a)	(2) The following table provides information about portfolios and accounts, other than First Trust Private Assets Fund, for which the members of the Investment Committee of the Investment Manager are primarily responsible for the day-to-day portfolio management as of March 31, 2024:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	0 Accounts	22 accounts / $261.80M	0 Accounts	7 accounts / $2,217.86M	7 accounts / $85.25M	0 Accounts
Brian Murphy	0 Accounts	22 accounts /$261.80M	0 Accounts	7 accounts / $2,217.86M	14 accounts / $118.02M	0 Accounts

Conflicts of Interest

The Investment Manager and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)	(3) The below information is provided as of March 31, 2024.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all employees of the Investment Manager and to participate in the Investment Manager's 401(k) plan. In addition, they are members of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates.

(a)	(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of March 31, 2024:

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	Over $1,000,000
Brian Murphy	None

(b)	Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

Item 11. Controls and Procedures

(a)	Assessment of the Registrant’s Control Environment

The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms. The disclosure controls and procedures include, without limitation, controls and procedures that are designed to provide reasonable assurance that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognize that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

In accordance with Rule 30a-3 under the 1940 Act, within 90 days prior to the filing date of this report on Form N-CSR, Management evaluated the effectiveness of the disclosure controls and procedures of the Registrant. Based on their evaluation, the principal executive officer and principal financial officer have determined that the Registrant’s disclosure controls and procedures were ineffective, as a result of the material weakness in internal control over financial reporting discussed below.

A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. Management identified a material weakness in the Registrant’s design of controls to address the accuracy of the net realized and unrealized gain (loss) on investments, net asset value per share and total return presented in the consolidated financial highlights and the completeness of the capital share transactions disclosure in the consolidated statements of changes in net assets in accordance with U.S. Generally Accepted Accounting Principles. Specifically, internal controls were not effectively designed to verify the completeness and accuracy of the presentation and disclosures in the consolidated financial statements and the underlying data used to prepare the consolidated financial statements. There was an adjustment to the number of shares outstanding that was not identified and corrected timely, resulting in the error in the total return and ending NAV per share in the consolidated financial highlights for the period January 3, 2023 through March 31, 2023. In August 2023, the administrator corrected the NAV per share and shares outstanding in the accounting records and the adjustment was disclosed in the semi-annual financial statements for the six month period ended September 30, 2023. Additionally, the financial statement review failed to identify that the consolidated statements of changes in net assets were incomplete for the period January 3, 2023 through March 31, 2023 and the year ended March 31, 2024 as they were missing the change in capital share transactions.

Management is implementing enhancements to the Registrant’s controls to remediate the material weakness described above. Management will enhance the design and precision of the controls over the review of the financial statements. The material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and Management has concluded, through testing, that these controls are designed and operating effectively.

(b) Changes in Internal Control

There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)	(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)	(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)	(3) Not applicable.

(a)	(4) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Private Assets Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	December 17, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	December 17, 2024

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	December 17, 2024

* Print the name and title of each signing officer under his or her signature.